IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Electric Transportation Engineering Corporation Debtor	CASE NO. 13-16126 (MCW) **BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT** MONTH OF APRIL 2014 DATE PETITION FILED: SEPTEMBER 16, 2013 TAX PAYER ID NO. : #86-0834755

Nature of Debtor's Business: Transitioning assets to buyers and winding down the entity

DATE DISCLOSURE STATEMENT	FILED		TO BE FILED	X
DATE PLAN OF REORGANIZATION	FILED		TO BE FILED	X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	6/9/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 13-16126 (MCW)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
	Operating				
	#6400				
Balance at Beginning of Period	982,698				982,697
RECEIPTS					
Cash Sales					
Accounts Receivable					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Collection for Purchasing entity (net of withdrawls)					
Other - tax refund					
Other - Void O/S checks					
TOTAL RECEIPTS					
DISBURSEMENTS					
Business - Ordinary Operations	128				128
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other					
Pay back other purchasing Entity					
for rec collected on their behalf					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee	975				975
Court Costs					
TOTAL DISBURSEMENTS	1,103				1,103
Balance at End of Month	981,595				981,594

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	1,103
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	1,103

Case Number: 13-16126 (MCW)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	0	0	483,432
Less: Returns & Discounts	0	0	0
Net Revenue	0	0	483,432
COST OF GOODS SOLD			
Material	0	0	142,675
Direct Labor	0	0	21,446
Direct Overhead (Sprint & Utility for charger connectivity to network)	0	-259	62,667
Blink Cost of Revenue Share	0	0	16,860
Depreciation in COGs - Project Assets	0	0	2,310,569
Total Cost of Goods Sold	0	-259	2,554,217
GROSS PROFIT	0	259	-2,070,785
OPERATING EXPENSES			
Officer/Insider Compensation	0	0	0
Selling & Marketing (attach detail)	0	0	6,005
General & Administrative (attach detail)	7,983	88,426	636,639
Other Expenses (attach detail)	24,960	24,960	167,103
Total Operating Expenses	32,942	113,386	809,747
Income Before Non-operating Income and Expense	-32,942	-113,127	-2,880,531
OTHER INCOME & EXPENSE			
Other Income - Asset Sales Normal Course	0	0	-1,200
Other Expense (attach list)	0	0	-1,072
Interest Expense	0	0	269
Depreciation/Depletion	0	0	0
Amortization	0	0	0
Net Other Income & Expense	0	0	-2,003
Income Before Reorganization Expense	-32,942	-113,127	-2,878,528
REORGANIZATION EXPENSES			
Professional Fees	0	0	0
U.S. Trustee Fees	0	0	0
Other - Impairment Loss	0	0	14,269,095
Gain / Loss on Sale of Assets	0	-207,544	-93,017
Total Reorganization Expenses	0	-207,544	14,176,078
Income Tax	0	0	0
NET PROFIT OR (LOSS)	-32,942	94,417	-17,054,606

Case Number: 13-16126 (MCW)

Operating Expense Detail

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Month	Year to Date	Total Since Filing
Selling & Marketing			
G&A Labor and employee related	0	0	4,530
Telephone	0	0	86
Travel and Meals	0	0	0
Office / Postage	0	0	0
Professional	0	0	0
Marketing	0	0	715
Web Development	0	0	0
License and Dues	0	0	475
Other	0	0	199
Total Selling and Marketing	0	0	6,005
General and Administrative			
G&A Labor and employee related	0	7,757	237,893
Telephone	0	1,161	19,080
Travel and Meals	0	0	3,167
Recruiting	0	0	0
Office / Postage	1,533	1,769	4,257
Professional Fees	0	1,082	22,009
Vehicles	0	0	3,659
Computer and IT (For April- Cisco lease, post-petition, pre-asset sale now in A/P)	5,290	5,290	57,637
Marketing	0	0	36,119
Small Tools	0	0	0
Certification Expense	0	0	30,779
Dues and Subscriptions	0	10	2,563
Rent, Utilities and Maintenance	0	5,629	46,450
Business Insurance	441	51,910	153,123
Property Tax	0	0	0
Other	719	13,818	19,903
Total General & Administrative	7,983	88,426	636,639
Other Expenses			
Depreciation Expense	0	0	145,452
Logicalis - Call Center post-petition, pre-asset sale, final recon, now in A/P	24,960	24,960	24,960
R&D Travel	0	0	0
R&D expense	0	0	-3,309
R&D Development	0	0	0
Total Other Expenses	**24,960**	**24,960**	**167,103**

Case Number: 13-16126 (MCW)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

ASSETS	CURRENT MONTH	PRIOR MONTH
Unrestricted Cash	981,595	982,698
Restricted Cash		
Total Cash	**981,595**	**982,698**
Accounts Receivable (net)	61,189	61,189
Inventory		
Notes Receivable		
Prepaid Expenses - Deposit	0	0
Other Receivables from CCGI for expenses passed on	550,828	410,461
Total Current Assets	**1,593,612**	**1,454,349**
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)		
Other Assets - Inter Company Receivable (4A)	4,188,384	4,188,384
Other- Asset held for sale		
TOTAL ASSETS	**5,781,996**	**5,642,732**
POST-PETITION LIABILITIES		
Accounts Payable	259,879	228,746
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Inter Company Payable (attach list - 4A)	336,712	336,006
Other - Liabilities passed on to CCGI	550,828	410,461
Other - Accrual Vacation and Wages		
Total Post-Petition Liabilities	**1,147,419**	**975,213**
PRE-PETITION LIABILITIES		
Secured Debt	129,458	129,458
Priority Debt		
Unsecured Debt		
Inter Company Payable (attach list - 4A)	87,537,638	87,537,638
Other (attach list - 4B)	8,499,533	8,499,533
Total Pre-Petition Liabilities	96,166,628	96,166,628
TOTAL LIABILITIES	**97,314,047**	**97,141,841**
EQUITY		
Pre-petition Owner's Equity	-74,477,445	-74,477,445
Post-Petition Cumulative Profit/Loss	-17,054,606	-17,021,664
Direct Charges to Equity	0	0
Total Equity	**-91,532,051**	**-91,499,109**
TOTAL LIABILITIES & OWNER'S EQUITY	**5,781,996**	**5,642,732**

Case Number: 13-16126 (MCW)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	CURRENT MONTH	CURRENT MONTH
Pre Petition Inter Company Payable		
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-85,868,320	-85,868,320
Due To Ecotality Australia Pty Ltd.	0	0
Total Pre Petition Intercompany	**-87,537,638**	**-87,537,638**
Post Petition Inter Company Payable		
Due to The Clarity Group	0	0
Due To Ecotality Inc.	-336,712	-336,006
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Payable	**-336,712**	**-336,006**
Post Petition Inter Company Receivable		
Due to The Clarity Group	0	0
Due to Ecotality Inc.	4,188,384	4,188,384
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Receivable	**4,188,384**	**4,188,384**

Total Inter Company Receivables / Payables	CURRENT MONTH	CURRENT MONTH
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-82,016,648	-82,015,942
Due To Ecotality Australia Pty Ltd.	0	0
TOTAL Inter Company	**-83,685,966**	**-83,685,260**

Note - Inter company balances are a net of payables and receivables by entity

Case Number: 13-16126 (MCW)

Other Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

Other Liabilities - Pre Petition	CURRENT MONTH	PRIOR MONTH
Accounts Payable	6,700,616	6,700,616
Blink Hosts	90,843	90,843
Accrued Payroll		
Accrued Liabilities	1,508,179	1,508,179
Sales Tax payable	199,895	199,895
	8,499,533	8,499,533

Case Number: 13-16126 (MCW)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
			As of	
Total Accounts Receivable	105,240			105,240
Less Amount Considered Uncollectible	-44,050			-44,050
Net Accounts Receivable	61,189			61,189

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	13,924,258
Plus: Purchases	
Less: Cost of Goods Sold/ Assets sold	-13,924,258
Ending Inventory	0

Date Last Inventory was taken: All inventory sold as of 10/15/13

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	49,629,451	144,248	-49,773,699	0
Accumulated Depreciation	31,933,619	2,559,156	-34,492,776	0
Net Equipment	17,695,832	-2,414,908	-15,280,924	0
Autos/Vehicles	1,835,624		-1,835,624	0
Accumulated Depreciation	634,011	39,511	-673,523	0
Net Autos/Vehicles	1,201,613	-39,511	-1,162,102	0

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 13-16126 (MCW)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

				As of	
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	+ 60 Days	+ 90 Days
Accounts Payable * (SCHED 6A)	259,879	32,511	907	4,616	221,845
Taxes Payable					
Notes Payable					
Professional Fees Payable					
Secured Debt					
Other (SCHED 6B) - Aging Estimated	887,540	141,073	200,000	196,467	350,000
Total Post-Petition Liabilities	1,147,419	173,584	200,907	201,083	571,845

***DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING**

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (MCW)

AP Listing

(Accrual Basis)

Detail of Accounts Payable - Post Petition

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
8X8INC01	0.00	0.00	0.00	0.00	2,987.70	2,987.70
AT&TMOBI01	0.00	0.00	0.00	0.00	9,151.28	9,151.28
BOXNETIN01	0.00	0.00	0.00	0.00	1,813.88	1,813.88
CISCOCAP01	5,289.96	0.00	0.00	0.00	4,783.21	10,073.17
CISCOWEB01	0.00	0.00	0.00	0.00	325.72	325.72
City of Phoenix	0.00	31.39	0.00	0.00	96.00	127.39
CITYTREA02	0.00	0.00	0.00	0.00	149.42	149.42
CORVENER01	0.00	0.00	0.00	0.00	4,657.80	4,657.80
DIGITFRU01	0.00	0.00	0.00	0.00	342.10	342.10
Eide Bailly	0.00	0.00	725.00	6,531.00	0.00	7,256.00
Employment Security Dept.	0.00	75.02	0.00	0.00	0.00	75.02
FP Mailing Solutions	0.00	23.19	181.68	0.00	0.00	204.87
GUARDOMA01	0.00	0.00	0.00	0.00	141.34	141.34
HOMEDEPO01	0.00	0.00	0.00	0.00	61.47	61.47
Iron Mountain	1,509.92	196.40	0.00	0.00	0.00	1,706.32
Logicalis	0.00	24,959.62	0.00	0.00	0.00	24,959.62
NISSMOTO01	0.00	0.00	0.00	0.00	351.78	351.78
PGE01	0.00	0.00	0.00	0.00	6.51	6.51
RKL eSolutions LLC	0.00	0.00	0.00	0.00	87.50	87.50
SDG&E01	0.00	0.00	0.00	0.00	132.10	132.10
SILVUNIQ01	0.00	0.00	0.00	0.00	3,150.00	3,150.00
SOUTCALI01	0.00	0.00	0.00	0.00	178.78	178.78
SPRINT01	0.00	0.00	0.00	0.00	7,858.29	7,858.29
STATE COMPTROLLER	0.00	100.44	0.00	0.00	0.00	100.44
TECHPROF01	0.00	0.00	0.00	0.00	8,105.70	8,105.70
UNDERWRI01	0.00	0.00	0.00	0.00	468.00	468.00
UNITPARC01	0.00	0.00	0.00	0.00	179.04	179.04
XOCOMMUN01	0.00	0.00	0.00	1,161.04	2,912.77	4,073.81
	6,799.88	**25,386.06**	**906.68**	**7,692.04**	**47,940.39**	**88,725.05**
Due to CCGI			0.00	-3,076.23	118,598.00	115,521.77
Trustee Filing Fees	325.00					325.00
Blink Customer Payables					55,306.85	55,306.85
	7,124.88	**25,386.06**	**906.68**	**4,615.81**	**221,845.24**	**259,878.67**

Case Number: 13-16126 (MCW)

Other Post-Petition Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

Other Liabilities - Post Petition	CURRENT MONTH	PRIOR MONTH
*Other Liabilites pased on to CCGI	550,828	410,461
Intercompany Payable	336,712	336,006
	887,540	746,467

*** Includes outstanding invoices billed to ETEC for services provided by vendors to CCGI during the transition following the sale of certain assets to CCGI. Please see the offsetting asset "Other Receivables from CCGI for expenses passed on" as these invoices are anticipated to be paid direct by CCGI to the vendors.**

Case Number: 13-16126 (MCW)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 0

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company has sold all assets as of 10/15/13 and is in the process of winding down operations

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 13-16126 (MCW)

DISBURSEMENT DETAIL

Month: APRIL 2014
Account # 6400

Bank Name Bank of America

Cash/Electronic Disbursements		APRIL 2014	
Date	Payee	Purpose	Amount
4/15/14	BANK OF AMERICA	Bank Fee	74
4/16/14	MBF Leasing DES	Credit Card Processing Machine Lease (auto-debit, machine returned --all debits now blocked)	44
41752	GEIS	Membership (auto-debit, all debits now blocked)	10
		Total Cash/Electronic Disbursements	128

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
23333	4/24/14	U.S. Trustee Payment Center	VOID CHECK	0
23334	4/24/14	U.S. Trustee Payment Center	ACCOUNT 7021316130 CLARITY GROUP INC, THE	325
23335	4/24/14	U.S. Trustee Payment Center	ACCOUNT 7021316129 ETEC NORTH LLC	325
23336	4/24/14	U.S. Trustee Payment Center	VOID CHECK	0
23337	4/24/14	U.S. Trustee Payment Center	ACCOUNT 7021316126 ELEC TRANS	325
				975
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	1,103